UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2024

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2 Cityplace Drive, Suite 200, St. Louis, MO 63141
(Address of principal executive offices)

Registrant’s telephone number, including area code (323) 538-5799

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 14, 2024, the Company entered into a Heads of Agreement (the “HOA”) with Zym-Tec Technologies Limited (“ZT”), granting the Company (i) the right to form a  collaboration entity (“Collaboration”) to further develop ZT’s aforementioned technologies by incorporating Biochar as a carbon input for use in the road infrastructure and construction industry (the “Products”) and (ii) the Master Licensing Rights for the USA Territory for ZT’s patented technologies to the Collaboration entity, including Soil Stabilization, Reclaimed Asphalt Pavement (RAP), wearing course materials, concrete, other building material products. This Collaboration aims to generate Carbon Removal Credits through the use of biochar and create new net-zero or carbon net-negative IP products that are higher performing, more durable, sustainable, and cost-effective. These new IPs will be co-owned equally by the Company and ZT.

In consideration of the Collaboration, the Company and ZT will establish a new Special Purpose Vehicle (the "SPV") to be equally held by both parties. The SPV will be responsible for executing the new VERDE-ZymTec Net-Zero and Carbon-Negative Technologies and Building Material Products. The Company and ZT will integrate the collaborative activities into the SPV. The share structure and income split shall be confirmed by the Company and ZT in the final agreement. Subsequently, the Company will apply for an uplift to the Nasdaq stock exchange as part of the final restructuring process.

The Collaboration will distribute the royalties, license fees, carbon avoidance credits, and carbon removal credits (the “Income”) to the Company and ZT.

The HOA outlines the terms and conditions for the cooperation between both parties, with the intent to execute a more detailed agreement (the "Detailed Agreement") within an agreed timeframe. The Detailed Agreement will supersede the obligations outlined in the HOA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: May 20, 2024

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